j2 Global®

Investor Presentation

(Based on Fourth Quarter 2011 Results)
February 14, 2012

Cloud Services for Business

j2 eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2012 Guidance" slides. These forward-looking statements are based on management's current expectations or beliefs as of February 14, 2012 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation.

Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage, reliability and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of February 14, 2012 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Inability to maintain and increase our customer base and average revenue per user
- Inability to successfully integrate and realize anticipated synergies from newly acquired businesses
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value added and telecom taxes
- Inability to maintain required network of contracts on acceptable terms with financially stable telecom, co-location and other critical vendors
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 28, 2011 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Cloud Services for Business: The j2 View

Focus on popular and essential cloud services that produce high free cash flow


eFax
Online Faxing
onebox
Unified Communications
eVoice
Virtual Phone System
j2
Keep It Safe
Online Backup
FuseMail
Hosted Email
campaigner
Email Marketing
LandslideCRM
CRM

M&A Strategy: Four-Pronged Approach


Geographic Expansion
Rollup Acquisitions
j2
Service Expansion
Intellectual Property Purchases

Results *in Numbers*

Revenues: 16 consecutive years of growth

Operating Income: 47.3% Non-GAAP operating margin

Free Cash Flow: Run rate over $13 M/month

EBITDA: 10 consecutive years of Non-GAAP EBITDA growth

Efficiency: ~$600K revenue/employee

Customers: Over 2 million paid DIDs

Coverage: Phone numbers in over 49 countries on 6 continents

Localization: 9 languages, 10 currencies, offices in 7 countries

Acquisitions: 3 deals in 2012; total of 37 deals and counting

IP: Numerous U.S. and foreign patents and multiple patents pending

Financial Highlights

Q4 2011 GAAP & Non-GAAP Results

	Q4 2011 GAAP $	Q4 2011 GAAP Margin	Q4 2011 Non-GAAP $	Q4 2011 Non-GAAP Margin
Revenues	$85.1M		$85.1M	
Gross Profit/Margin [(1)]	$70.4M	82.8%	$70.5M	82.9%
Operating Profit/Margin [(1)]	$38.5M	45.2%	$40.3M	47.3%
EPS [(1)]	$0.62/Share		$0.64/Share	
Free Cash Flow [(2)]	$40.1M			
Cash and Investments	$220.9M			

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain transition-related costs and gain on sale of investments, in each case net of tax. See slide 22 for a reconciliation to GAAP.

(2) See slide 21 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Full Year 2011 GAAP & Non-GAAP Results

	FY 2011 GAAP		FY 2011 Non-GAAP	
	$	Margin	$	Margin
Revenues	$330.2M		$340.5M	
Gross Profit/Margin [(1)]	$269.5M	81.6%	$281.1M	82.6%
Operating Profit/Margin [(1)]	$136.0M	41.2%	$158.2M	46.5%
EPS [(1)]	$2.43/Share		$2.53/Share	
Free Cash Flow [(2)]	$157.5M			
Cash and Investments	$220.9M			

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain transition-related costs, gain on sale of investments, taxes associated with the sale of a trade name and the reversal of uncertain income tax positions due to expired statutes of limitations, in each case net of tax. See slide 22 for a reconciliation to GAAP.

(2) See slide 21 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

j2 Update

Increase Investment in Japan – Leverage Success

Currently in:

Tokyo	Kyoto
Osaka	Nagoya
Chiba	Niigata
Fukuoka	Saitama
Hamamatsu	Sakai
Hiroshima	Sapporo
Kawasaki	Sendai
Kitakyushu	Shizuoka
Kobe	Yokohama

New Cities:



Utsunomiya
Hachioji
Funabashi
Okayama
Himeji
Matsuyama
Kumamoto
Kagoshima

- 10k Paying Subscribers
- Additional Coverage – 45% Increase in Number of Cities
- Added Mobile Apps for iPhone® & Android®

Invest in New Business Offerings: CRM

LandslideCRM

- **Provides an Easy-to-use, Cloud-based CRM Solution**
- **Designed Specifically for Small/Medium-sized Businesses**
- **Contains Unique Sales Checklist that Gives Step-by-Step Plan to Closing a Deal**
- **Seamlessly Integrates a Customer's Latest Information with Social Media**
- **Outstanding Team of 15 East Coast Employees/Great Product/Small Customer Base**
- **Planned Integration with Campaigner® and eVoice®/Free to Paid Product Potential**

Further Invest in Cloud Backup

KeepItSafe®

- Recently acquired Offsite Backup Solutions
- Now Offering Small Business Backup in US
- Investing in Branding, People and Infrastructure
- Significant Increase in Run Rate Exiting 2012

Invest in Database Marketing: Cross-Sell & Up-Sell



Fax
CRM
Voice
Unified Communications
Email Hosting
Email Marketing
Online Backup

- Successfully Launched Cross-Sell Test in March 2011
- Increasing R&D Spend for People and Systems
- Strong and Improving Cross-Sell Results
  - Sold 14k Seats (4k in Q4)
  - $2.2M in Media Value in 2011
  - j2.com Cross-Sell Sites/326K visits/3.6K Signups Since Launch
  - Added Dedicated j2.com Cloud Services for Enterprise

- Completing migration of customer support to customer's local markets



Expansion of Service: Mobile Apps


eFax


campaigner
Username:
Password:

- **eFax® - Digital Signature and Japanese & EU versions. Capture, Create, Send, Search, File and Receive**
- **eVoice® - Make and take calls on business number from personal mobile phone. Use VoIP to save mobile minutes.**


eVoice
Phone Number:
Password:


onebox

- **Campaigner® - Add, import and manage list/campaign from the field. Confirm broadcast status and campaign metrics in real time.**
- **Onebox® - Fax, phone & more for mobile workforce in one package. Mobile marketing and sales website for sign ups from phone or tablet.**

2012 Guidance

2012 Guidance

	Guidance
Revenues	**$345M - $365M**
Non-GAAP EPS [1]	**~ equal to 2011**

[1] Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, net of tax.

Quarterly Dividend

Timing

- Record Date - February 27th
- Payment Date - March 12th

Payment Amount

- $0.21 Per Share
- Represents ~ 30% of Quarterly Non-GAAP Earnings
- ~ $10M of Cash Paid Quarterly

Designed Not to Impact Operational or M&A Activities

Supplemental Information

Metrics

		2010 Q1	2010 Q2	2010 Q3	2010 Q4	2010 Total	2011 Q1	2011 Q2	2011 Q3	2011 Q4	2011 Total
Total GAAP Revenues [1]	(in Thousands)	$60,280	$61,311	$62,778	$71,025	$255,393	$73,384	$85,676	$86,026	$85,072	$330,158
Adjustment		$0	$0	$0	$0	$0	$10,326	$0	$0	$0	$10,326
Total Non GAAP Revenues		$60,280	$61,311	$62,778	$71,025	$255,393	$83,710	$85,676	$86,026	$85,072	$340,484
Fixed Subscriber Revenues	(in Thousands)	$48,869	$49,467	$50,268	$56,871	$205,475	$67,801	$69,222	$70,364	$69,513	$276,900
Variable Subscriber Revenues		10,678	11,093	11,798	13,448	47,016	15,393	16,076	15,257	14,652	61,378
Subscriber Revenues		$59,547	$60,559	$62,066	$70,319	252,491	$83,194	$85,298	$85,622	$84,165	338,278
Other Revenues		733	751	712	706	2,902	516	378	405	907	2,206
Total Revenues		$60,280	$61,311	$62,778	$71,025	255,393	$83,710	$85,676	$86,026	$85,072	340,484
DID - Based Revenues		$57,435	$58,201	$59,585	$66,804	$242,026	$77,432	$79,544	$79,856	$78,398	$315,230
Non-DID Revenues		2,845	3,110	3,193	4,221	13,369	6,278	6,132	6,171	6,674	25,255
Total Revenues		$60,280	$61,311	$62,778	$71,025	255,394	$83,710	$85,676	$86,026	$85,072	340,485
Subscriber Revenues/Total Revenues		98.8%	98.8%	98.9%	99.0%	98.9%	99.4%	99.6%	99.5%	98.9%	99.4%
DID - Based/Total Revenues		95.3%	94.9%	94.9%	94.1%	94.8%	92.5%	92.8%	92.8%	92.2%	92.6%
% Fixed Subscriber Revenues		82.1%	81.7%	81.0%	80.9%	81.4%	81.5%	81.2%	82.2%	82.6%	81.9%
% Variable Subscriber Revenues		17.9%	18.3%	19.0%	19.1%	18.6%	18.5%	18.8%	17.8%	17.4%	18.1%
Paid DIDs [2]		1,314,857	1,334,555	1,410,973	1,905,137		1,929,540	1,960,698	1,993,556	2,002,892	
Average Monthly Revenue/DID [3]		$14.40	$14.37	$14.21	$13.22		$13.30	$13.49	$13.27	$12.91	
Cancel Rate [4]		2.8%	2.6%	2.6%	2.7%		2.6%	2.4%	2.5%	2.6%	
Cash & Investment	(millions)	$264.4	$264.9	$272.3	$87.0		$126.7	$171.7	$193.8	$220.9	
Free Cash Flow [5]	(millions)	$34.2	$26.4	$26.7	$21.6	$108.8	$38.2	$42.0	$37.2	$40.1	$157.5

[1] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

[2] Paid DIDs reflect reserves for: anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.

[3] Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter .

[4] Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

[5] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation.
In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods.
See slide 21 for computation of free cash flow.

Computation of Free Cash Flow ($ in millions)

	Q1 '10	Q2 '10	Q3 '10	Q4 '10	Q1 '11	Q2 '11	Q3 '11	Q4 '11
Net cash provided by operating activities	$34.688	$12.317	$27.147	$22.233	$38.153	$42.398	$28.682	$41.515
Less: Purchases of property and equipment	(0.086)	(0.495)	(0.692)	(0.569)	(0.625)	(1.860)	(2.590)	(1.769)
Add: Excess tax (deficiency) benefit from share-based compensation	(0.406)	0.374	0.196	(0.102)	0.679	1.443	11.124	0.315
Add: IRS settlement		14.223						
Free cash flows [1]	$34.196	$26.419	$26.651	$21.562	$38.207	$41.981	$37.216	$40.061

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million payment to the IRS during the quarter, which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods. FY 2011 were impacted by approximately $2.0 million, of transition related costs, net of taxes compared to FY 2010 of $3.4 million. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Non-GAAP Results & Reconciliation to GAAP

j2 GLOBAL, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2011
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31, 2011			TWELVE MONTHS ENDED DECEMBER 31, 2011		
	Reported	Non-GAAP Entries	Non-GAAP	Reported	Non-GAAP Entries	Non-GAAP
Revenues						
Subscriber [1]	$ 84,165	$ -	$ 84,165	$ 327,953	$ 10,325 [1]	$ 338,278
Other	907	-	907	2,206	-	2,206
Total revenue	85,072	-	85,072	330,159	10,325	340,484
Cost of revenues [2],[3],[4]	14,661	(79) [2],[4]	14,582	60,613	(1,187) [2],[3],[4]	59,426
Gross profit	70,411	79	70,490	269,546	11,512	281,058
Operating expenses:						
Sales and marketing [2],[3],[4]	14,137	(382) [2]	13,755	59,066	(2,201) [2],[3],[4]	56,865
Research, development and engineering [2],[3],[4]	3,659	269 [2],[4]	3,928	16,373	(834) [2],[3],[4]	15,539
General and administrative [2],[3],[4]	14,120	(1,572) [2],[3]	12,548	58,157	(7,685) [2],[3],[4]	50,472
Total operating expenses	31,916	(1,685)	30,231	133,596	(10,720)	122,876
Operating earnings	38,495	1,764	40,259	135,950	22,232	158,182
Interest and other income (expense), net [5]	904	(554) [5]	350	1,166	(554) [5]	612
Earnings before income taxes	39,399	1,210	40,609	137,116	21,678	158,794
Provision for income taxes [6]	9,580	462 [6]	10,042	22,350	17,361 [6]	39,711
Net earnings	$ 29,819	$ 748	$ 30,567	$ 114,766	$ 4,317	$ 119,083
Diluted net earnings per share	$ 0.62		$ 0.64	$ 2.43		$ 2.53
Diluted weighted average shares outstanding	46,989,376		46,989,376	46,384,848		46,384,848

(1) Change in estimate of deferred revenue
(2) Shared based compensation is as follows: for Q4, Cost of revenues is $246K, Sales and marketing is $382K, R&D is $110k and G&A is $1,571; for FY 2011, Cost of revenues is $982k, Sales and marketing is $1,431k, R&D is $477k and G&A is $6,103k
(3) Payroll Taxes associated with share-based compensation are as follows: for Q4, G&A is $1k; for FY 2011, Cost of revenues is $6k, Sales and marketing is $6k, R&D is $5k and G&A is $161k
(4) Acquisition and exit costs for Q4 are as follows: Cost of revenue is ($167k); R&D is ($379k); for FY 2011, Cost of revenue is $199k, Sales and marketing is $764k, R&D is $352k and G&A is $1,421k
(5) Gain on sale of investments is $554k for Q4 & FY 2011
(6) Income tax adjustment, net impact of items above, for Q4 is $462k and for FY 2011 is $17,361k

j2 Global®

Cloud Services for Business